UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant          ☐
Filed by a Party other than the Registrant          ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

PRESTIGE BRANDS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

GENOMMA LAB INTERNACIONAL, S.A.B. DE C. V.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CALCULATION OF FILING FEE

Transaction Valuation	Amount Of Filing Fee*
Not Applicable*	Not Applicable*

*	A filing fee is not required in connection with this filing as it relates solely to preliminary communications made before the commencement of a tender offer.

☐	Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:	Not applicable.	Filing Party:	Not applicable.

Form or Registration No.:	Not applicable.	Date Filed:	Not applicable.

☒	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☒	third-party tender offer subject to Rule 14d-1.

☐	issuer tender offer subject to Rule 13e-4.

☐	going-private transaction subject to Rule 13e-3.

☐	amendment to Schedule 13D under Rule 13d-2.

Check the following box if the filing is a final amendment reporting the results of the tender offer: ☐

If applicable, check the appropriate box(es) below to designate the appropriate rule provision(s) relied upon:

☐	Rule 13e-4(i) (Cross-Border Issuer Tender Offer)

☐	Rule 14d-1(d) (Cross-Border Third Party Tender Offer)

PERSONS WHO MAY BE PARTICIPANTS IN THE SOLICITATION OF PROXIES

Set forth below are the names and the interests of (i) the independent candidates (the “Genomma Nominees”) of Genomma Lab Internacional, S.A.B. de C.V. (“Genomma”) for election to the Board of Directors of Prestige Brands Holdings, Inc. (“Prestige”) and (ii) the directors and officers of Genomma who are or may be deemed “participants” in the solicitation of proxies in connection with the 2012 annual meeting of stockholders of Prestige (the “2012 Annual Meeting”).

The Genomma Nominees

Name
Yvonne James Furth
Harry A. Hamill
Matthew S. Kissner
Edward Lowenthal
J. Matthew Singleton

Directors and Officers of Genomma

Name	Present Principal Occupation or Employment
Rodrigo Alonso Herrera Aspra	Chairman of the Board and Chief Executive Officer
Óscar Villalobos Torres	Vice President and Chief Financial Officer

Interests of Participants and Other Potential Participants

On February 21, 2012, Genomma purchased 100 shares of common stock, par value $0.01 per share, of Prestige.  No part of the purchase price or market value of such shares was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares.

Each Genomma Nominee is party to an agreement with Genomma (an “Indemnity and Nominee Agreement”) pursuant to which each Genomma Nominee has agreed to serve as a nominee for election to the Board of Directors of Prestige and, if elected, to serve as a director of Prestige.  Each Indemnity and Nominee Agreement provides that Genomma will promptly pay the Genomma Nominee a one-time payment in the amount of $50,000, net of any withholding or deduction, for agreeing to serve as a Genomma Nominee and to be named in the proxy solicitation statement which Genomma intends to file with the Securities and Exchange Commission (“SEC”) in connection with the election of the Genomma Nominees to the Board of Directors of Prestige and the proposal (the “Genomma Proposal”) to be made by Genomma at the 2012 Annual Meeting to seek to repeal any new by-laws or amendments to Prestige’s By-Laws adopted by Prestige’s Board of Directors after September 2, 2009.  Genomma has also agreed to pay all reasonable out-of-pocket expenses, as pre-approved by Genomma, incurred by each Genomma Nominee in connection with entering into the agreement with Genomma and serving as a Genomma Nominee, net of any withholding or deduction, and to indemnify each Genomma Nominee with respect to certain losses and other liabilities that may be incurred in connection with any legal proceeding arising out of being a Genomma Nominee, the proxy solicitation and the related transaction.  Except as set forth in the Indemnity and Nominee Agreement, the Genomma Nominees will not receive any compensation from Genomma or its affiliates for serving as nominees.

No additional compensation will be paid to the directors and officers of Genomma who may be participants in the solicitation of proxies.

Except as set forth herein, to our knowledge, as of the date hereof, no person listed above has an interest, direct or indirect, by security holdings or otherwise, in any matter which will be acted upon at the 2012 Annual Meeting, except (i) to the extent that the election of the Genomma Nominees and the approval of the Genomma Proposal may have an effect on the consummation of a business combination between Prestige and Genomma and (ii) the interest of each Genomma Nominee in being elected to serve as a director of Prestige.

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.  No tender offer for the shares of Prestige Brands Holdings, Inc. (“Prestige”) has commenced at this time.  In connection with the proposed transaction, Genomma Lab Internacional, S.A.B. de C.V. (“Genomma”) intends to file tender offer documents with the U.S. Securities and Exchange Commission (“SEC”).  Any definitive tender offer documents will be mailed to stockholders of Prestige.  INVESTORS AND SECURITY HOLDERS OF PRESTIGE ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders of Prestige will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Genomma through the web site maintained by the SEC at http://www.sec.gov.

In connection with the proposed transaction, Genomma intends to file a proxy statement with the SEC. Any definitive proxy statement will be mailed to stockholders of Prestige. INVESTORS AND SECURITY HOLDERS OF PRESTIGE ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders of Prestige will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Genomma through the web site maintained by the SEC at http://www.sec.gov.

Certain Information Regarding Participants

Investors and security holders can obtain additional information regarding the direct and indirect interests of the individuals nominated by Genomma for election to Prestige’s board of directors and other participants by reading the definitive proxy statement when it becomes available.